UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K

_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 23, 2023
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2023, Curis, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), as a virtual web conference at www.virtualshareholdermeeting.com/CRIS2023, at which a quorum was present by proxy. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2023:

1.The following nominees were elected to the Company’s Board of Directors (the “Board”) as Class III directors for terms of three years expiring at the 2026 annual meeting of stockholders:

Name	For	Withheld	Broker Non-votes
Martyn D. Greenacre	30,381,457	1,423,224	30,528,148
Kenneth I. Kaitin, Ph.D	26,754,025	5,050,656	30,528,148

2.A nonbinding advisory proposal on the compensation of the Company’s named executive officers was approved:

For	Against	Abstain	Broker Non-votes
27,694,106	2,897,742	1,212,833	30,528,148

3.The stockholders recommended, in a nonbinding advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every one year:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-votes
30,138,922	553,855	411,702	700,202	30,528,148

After taking into consideration the foregoing voting results and the Board’s recommendation in favor of a frequency of every one year, the Company intends to hold future advisory votes on the compensation of the Company’s named executive officers every one year.

4.The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified:

For	Against	Abstain
60,410,407	818,940	1,103,482

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	May 30, 2023	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer